UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

On July 22, 2025, Complete Solaria, Inc. (the “Company”) issued a press release announcing its preliminary unaudited financial results for Q2 2025 (the “Preliminary Results”). The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

The information furnished on Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Preliminary and Unaudited Financial Results

The Preliminary Results are preliminary and subject to our Q2 2025 closing, accounting and reporting processes. As a result, the Preliminary Results may change in connection with the finalization of our closing, accounting and reporting processes, and the financial statements for Q2 2025 may not represent the actual financial results for such quarter. In addition, the Preliminary Results are not a comprehensive statement of our financial results for Q2 2025 or any other period, should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of our results for any future period.

Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (“GAAP”), the Preliminary Results include certain financial measures that are not prepared in accordance with GAAP (“non-GAAP”). Management of the Company believes the non-GAAP financial measures included in the Preliminary Results, in addition to GAAP financial measures, are useful measures of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s operating performance (as further detailed in the press release furnished as Exhibit 99.1), which facilitates the analysis of the Company’s core operating results across reporting periods. Such non-GAAP financial measures do not replace the presentation of the Company’s GAAP financial results and should only be used as a supplement to, not as a substitute for, the Company’s financial results presented in accordance with GAAP. Descriptions of and reconciliations of the non-GAAP financial measures used in the press released furnished as Exhibit 99.1 are included in such exhibit and related footnotes. Investors should carefully consider the GAAP results presented in the press release furnished as Exhibit 99.1, as well as our preliminary non-GAAP information and the reconciliations between these presentations included in the press release furnished as Exhibit 99.1, to more fully understand the Company’s business. Non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Forward Looking Statements

This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the Company and its industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “focus,” “forecast,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” and “pursue” or the negative of these terms or similar expressions. Forward-looking statements in this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 include, without limitation, the Preliminary Results, the Company’s expectations regarding positive non-GAAP operating profit, expectations and plans relating to headcount targets, cost control efforts, the Company’s expectations regarding its ability to attract and retain key employees and talent (including key industry players), and the Company’s expectations with respect to when it achieves breakeven operating income and positive operating income. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, the Company’s ability to implement further headcount reductions and cost controls, the Company’s ability to integrate and operate the combined business with the SunPower assets, the Company’s ability to achieve the anticipated benefits of the SunPower acquisition, global market conditions, the Company’s ability to attract and retain key employees and talent (including key industry players), any adjustments, changes or revisions to the Company’s financial results arising from its financial closing, accounting and reporting procedures, and other risks and uncertainties applicable to the Company’s business. For additional information on these risks and uncertainties and other potential factors that could affect the Company’s business and financial results or cause actual results to differ from the results predicted, readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2025, the Company’s quarterly reports on Form 10-Q filed with the SEC, and other documents that the Company has filed with, or will file with, the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements in this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated July 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.
Dated: July 22, 2025
	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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